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               U.S. SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D. C. 20549

                              FORM 8-K

                           CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (d) OF
               THE SECURITIES AND EXCHANGE ACT OF 1934


                     Date of Report April 29, 1999


                      CVD EQUIPMENT CORPORATION
         (Exact name of registrant as specified in charter)

                   Commission File No. 2-97210-NY

            New York                            11-2621692
     (State of incorporation)        (IRS Employer Identification No.)

          1881 Lakeland Avenue, Ronkonkoma, New York 11779
              (Address of principal executive offices)

                             516-981-7081
                   (Registrant's telephone number)



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                            ACQUISTION OF ASSETS

     On April 29, 1999, CVD Equipment Corporation completed the purchase from Kidco Realty Corp. of the former facility occupied by Stainless Design Corporation, 1117 Old Kings Highway, Saugerties, NY 12477. The 22,000 square foot facility, situated on 5 acres of land was purchased for $1,400,000. The purchase price was paid for at time of closing by cash funds from CVD Equipment Corporation in the amount of $500,000 and Kidco Realty Corp. issuing a 30 year amortization, 7% interest, 10 year balloon, non recourse purchase money note and mortgage to CVD Equipment Corporation in the amount of $900,000.

     CVD Equipment Corporation's, Stainless Design Concept division has been operating out of the facility since the beginning of January 1999.
The division was formed after CVD Equipment purchased at public auction the former inventory, tangible assets, intangible assets and intellectual property of the former Stainless Design Corporation, Saugerties, NY.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 10th day of May, 1999.

                                  CVD EQUIPMENT CORPORATION

                                  By_/s/ Leonard A. Rosenbaum
                                         Leonard A. Rosenbaum
                                         President